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                                                                   EXHIBIT 10.62



                                  VIRAGEN, INC.
                          865 SW 78th Avenue, Suite 100
                            Plantation, Florida 33324

                                                  February 27, 2003

Palisades Equity Fund L.P.                     Alpha Capital AG
C/o PEF Advisors, LLC                          Lettstrasse 32
1215 Hightower Trail                           Furstentum 9490
Suite B220                                     Vaduz, Liechtenstein
Atlanta, Georgia 30350                         Fax: 011-423 232 3196
Attn: Fund Manager                             Attn: Director

Feldman Weinstein LLP
420 Lexington Avenue
Suite 2620
New York, New York 10170-0002
Attn: Robert F. Charron


         Re:      First Amendment to the Securities Purchase Agreement

Ladies and Gentlemen:

         1. Reference is made to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated January 31, 2003, between Viragen, Inc. (the "Company"), Alpha Capital AG, Palisades Equity Fund L.P (collectively the "Participating Purchasers") and the other purchasers signatory thereto, and the exhibits entered into pursuant thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Participating Purchasers hereby agree to purchase, severally and not jointly, an additional $375,000 principal amount of Secured Convertible Debentures in the form of the debentures sold pursuant to the Purchase Agreement (the "Debentures"), on the same terms and conditions and with the same rights, privileges and obligations thereunder, for the amounts set forth below each such Participating Purchaser's name on the signature pages hereto. Set forth on Annex I attached hereto is a list of the Debentures, warrants (the "Warrants") and shares of common stock of the Company ("Common Stock") issuable to each Participating Purchaser hereunder. The parties hereto agree and acknowledge that the securities issued and issuable hereunder shall be included in the definition of Securities and Underlying Securities, respectively, as those terms are defined in the Purchase Agreement. The holders of the securities issued and issuable hereunder shall have all of the rights and remedies under the Purchase Agreement and the exhibits thereto. Each Participating Purchasers agrees and acknowledges that the purchase of securities hereunder does


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not entitle such Participating Purchaser to any additional shares of Common
Stock issuable under the Issuable Maximum (as set forth in Annex A to the Purchase Agreement) that it may otherwise be entitled to by virtue of its purchase of the securities hereunder until after Shareholder Approval.

         2. Registration Rights Agreement. The Common Stock underlying the Debentures and Warrants and the shares issuable in connection herewith, as set forth on Annex I, are hereby included in the definition of Registrable Securities in the Registration Rights Agreement and the holders thereof shall have all of the rights and remedies as a holder of Registrable Securities thereunder.

         3. Escrow Agreement. The purchase and sale of the Debentures will occur through the Escrow Agent and otherwise pursuant to the terms of the Escrow Agreement, as if such purchase and sale had occurred at the Closing.

         4. Authorization. The Company has the requisite power and authority to enter into and perform this letter agreement, to sell the Debentures, and to issue the securities issued and issuable hereunder. The execution, delivery and performance of this letter agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

         5. Representations and Warranties. Except as set forth on the schedules attached hereto or the SEC Reports, the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Reports are as represented in the Purchase Agreement.

         6. Covenants. Except as set forth on the schedules hereto, the Company has performed in all material respects all covenants and agreements to be performed by the Company under the Purchase Agreement on or prior to the date hereof and has complied and will comply in all material respects with all of the Company's obligations and conditions contained in the Purchase Agreement.

         7. Force of Amendment. Except as specifically amended by the terms of this Amendment, the Purchase Agreement and its exhibits shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein. Specifically, the Closing Date for purposes of determining the Company's obligations under the Registration Rights Agreement with respect to all Registrable Securities, as amended hereunder, shall remain January 31, 2003.

         8. Counterparts. This amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.


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         If the foregoing correctly sets forth our understanding and agreement, please so indicate by signing where indicated below.


                                    VIRAGEN, INC.



                                    By: /s/ Dennis W. Healey
                                        --------------------------
                                            Name: Dennis W. Healey
                                            Title: Exec. VP / CFO


ACCEPTED AND AGREED TO:

                                    ALPHA CAPITAL AG



Purchase Price: $108,750           By: /s/ Konrad Ackermann
                                        --------------------------
                                            Name: Konrad Ackermann
                                            Title: Director


                                    PALISADES EQUITY FUND L.P.



Purchase Price: $217,500            By: /s/ Paul T. Mannion Jr.
                                        ---------------------------
                                            Name: Paul T. Mannion Jr.
                                            Title: General Partner


                                    FELDMAN WEINSTEIN LLP



                                    By: /s/
                                        --------------------------
                                            Name:
                                            Title:

Consented to:
------------

CRESCENT INTERNATIONAL LTD.         BRIVIS INVESTMENT, LTD.



By:                                 By:
   ---------------------------         ---------------------------


CASTLERIGG MASTER INVESTMENTS LTD.



By:
   ---------------------------


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                                     ANNEX A

Palisades Equity Fund LP
         Principal Amount of Debenture issued:  $250,000
         Warrant Shares issuable under Warrant: 670,000
         Shares issuable at Closing:  500,000

Alpha Capital AG
         Principal Amount of Debenture issued: $125,000
         Warrant Shares issuable under Warrant: 500,000
         Shares issuable at Closing: 250,000